UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2024

Flutter Entertainment plc

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-37403	98-1782229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Belfield Office Park, Beech Hill Road Clonskeagh, Dublin 4 Ireland		D04 V972
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353 (87) 223 2455

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value of €0.09 per share	FLUT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2024, Flutter Entertainment plc (the “Company”) held its 2024 Annual General Meeting (the “Annual General Meeting”). At the Annual General Meeting, the Company’s shareholders approved the adoption of new Articles of Association of the Company (the “New Articles”) containing a number of amendments proposed in connection with the proposed transfer of the Company’s listing category on the Official List of the United Kingdom Financial Conduct Authority (the “FCA”) and on the Main Market of the London Stock Exchange plc from a Premium Listing to a Standard Listing (the “Proposed Transfer”). The New Articles will be filed with the Irish Companies Registration Office and will become effective on the effective date of the Proposed Transfer, which the Company currently expects to take effect on May 31, 2024.

The amendments in the New Articles reflect corporate governance market practices for U.S. listed companies and remove provisions relevant only to companies with a Premium Listing on the Official List of the FCA and/or a listing on Euronext Dublin (which the Company shares were delisted from in January 2024) as well as to reflect other market developments and clarifying changes as further described in the Company’s Notice of Annual General Meeting (the “Notice of Meeting”). The foregoing description of the New Articles is a summary and is qualified in its entirety by the full text of the New Articles. A copy of the New Articles is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting, all resolutions as set out in the Notice of Meeting were duly passed on a poll. The number of votes by the Company’s shareholders for and against each of the resolutions put before the meeting and the number of votes abstained were as follows (proposal numbers correspond to the proposal numbers used in the Notice of Meeting):

Resolution 1: To elect the Director nominee listed below for a term expiring at the next Annual General Meeting of the Company:

	Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes
1(a) John Bryant	110,706,156	94.60	6,315,579	5.40	29,618	N/A

Resolution 2: By separate resolutions, to re-elect each of the eight Director nominees listed below for a term expiring at the next Annual General Meeting of the Company:

	Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes
2(a) Nancy Cruickshank	116,161,307	99.26	862,131	0.74	27,915	N/A
2(b) Nancy Dubuc	114,626,918	98.11	2,211,551	1.89	212,884	N/A
2(c) Paul Edgecliffe-Johnson	116,995,407	99.98	25,042	0.02	30,904	N/A
2(d) Alfred F. Hurley	114,411,536	97.77	2,608,915	2.23	30,902	N/A
2(e) Peter Jackson	117,015,179	99.99	6,918	0.01	29,256	N/A
2(f) Holly Keller Koeppel	112,216,704	95.89	4,806,538	4.11	28,111	N/A
2(g) Carolan Lennon	114,858,525	98.15	2,164,848	1.85	27,980	N/A
2(h) Atif Rafiq	116,901,059	99.90	121,108	0.10	29,186	N/A

Resolution 3. To receive and consider the Annual Report on Remuneration for the year ended 31 December 2023:

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes
113,753,499	97.21	3,268,635	2.79	29,219	N/A

Resolution 4. Authority to the Directors to fix the remuneration of the Auditor for the year ending 31 December 2024:

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes
115,581,075	98.77	1,442,329	1.23	27,949	N/A

Resolution 5. Authority to convene extraordinary general meetings on not less than 14 clear days’ notice†:

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes
113,112,709	96.66	3,911,029	3.34	27,615	N/A

†

As set out in the Notice of Meeting, the effectiveness of Resolution 5 was conditional upon Resolution 11 not being approved by shareholders at the Annual General Meeting. As outlined below, Resolution 11 was approved by the requisite majority of shareholders. As a result, while Resolution 5 was approved by shareholders at the Annual General Meeting, the authority conferred by Resolution 5 will not become effective in accordance with the terms of the Resolution.

Resolution 6. Authority to allot shares:

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes
113,991,023	97.41	3,030,962	2.59	29,368	N/A

Resolution 7A. Dis-application of pre-emption rights:

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes
116,980,520	99.97	40,097	0.03	30,736	N/A

Resolution 7B. Dis-application of pre-emption rights in connection with an acquisition or specified capital investment:

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes
116,795,379	99.81	226,258	0.19	29,716	N/A

Resolution 8. Authority to purchase own shares:

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes
116,776,786	99.80	232,659	0.20	41,908	N/A

Resolution 9. Authority to reissue Treasury Shares:

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes
116,993,547	99.99	15,131	0.01	42,675	N/A

Resolution 10. To approve the Transfer of Flutter’s Listing Category on the Official List of the FCA and on the Main Market of the London Stock Exchange plc from a Premium Listing to a Standard Listing:

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes
114,965,164	98.24	2,063,908	1.76	22,281	N/A

Resolution 11.	Adoption of new Articles of Association of the Company#:

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes
114,958,215	98.24	2,064,449	1.76	28,689	N/A

#	The New Articles will not become effective until the Proposed Transfer, expected on May 31, 2024.
*	Abstentions are treated as a vote withheld. A vote withheld is not a vote in law and is not counted in the calculation of the proportion of the votes “For” or “Against” a resolution.

Item 7.01	Regulation FD Disclosure.

On May 1, 2024, the Company released, via the Regulatory News Service in London (the “RNS”), an announcement regarding changes to the Company’s Board of Directors and committee membership, which is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On May 1, 2024, the Company also released, via the RNS, an additional announcement regarding the results of the Annual General Meeting, in accordance with the disclosure requirements of the Listing Rules of the FCA in the United Kingdom, which is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

On May 1, 2024, the Company released, via the RNS, an additional announcement regarding its total voting rights, which is furnished as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference. The RNS Announcement was made in order to comply with disclosure requirements pursuant to the United Kingdom Financial Conduct Authority’s Disclosure Guidance and Transparency Rules.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Memorandum and Articles of Association of Flutter Entertainment plc

99.1	RNS announcement regarding changes to the Company’s Board of Directors and committee membership, dated May 1, 2024

99.2	RNS announcement regarding the results of the Annual General Meeting, dated May 1, 2024

99.3	RNS announcement regarding the Company’s total voting rights, dated May 1, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flutter Entertainment plc
(Registrant)

Date: May 1, 2024	By:	/s/ Edward Traynor
	Name:	Edward Traynor
	Title:	General Counsel and Company Secretary